SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 15, 2015
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 15, 2015, Netflix, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2015. The Letter to Shareholders, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, includes reference to the non-GAAP financial measures of net income on a pro forma basis excluding the release of tax reserves, to free cash flow and EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. Management believes that the non-GAAP measure of net income on a pro forma basis excluding the release of tax reserves provides useful information as this measure excludes effects that are not indicative of our core operating results. Management believes that free cash flow and EBITDA are important liquidity metrics because they measure, during a given period, the amount of cash generated that is available to repay debt obligations, make investments and for certain other activities.  However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income, operating income, diluted earnings per share and net cash provided by operating activities, or other financial measures prepared in accordance with GAAP. Reconciliation to the GAAP equivalent of the non-GAAP measures are contained in tabular form in Exhibit 99.1.
The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.
Item 9.01 Financial Statement and Exhibits.
(d)   Exhibit

99.1	Letter to Shareholders dated July 15, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date: July 15, 2015
/s/ David Wells
David Wells
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1*	Letter to Shareholders dated July 15, 2015

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.
The Letter to Shareholders will be attached as Exhibit 99.1.